UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 1, 2005



                         WINTRUST FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

                          -----------------------------


           ILLINOIS                        0-21923               36-3873352
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        Incorporation)                                       Identification No.)

      727 NORTH BANK LANE                                           60045
     LAKE FOREST, ILLINOIS                                       (Zip Code)
(Address of principal executive
           offices)



        Registrant's telephone number, including area code (847) 615-4096





                                 NOT APPLICABLE
           (Former name or former address, if changed since last year)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [  ]     Written communications pursuant to Rule 425 under the
                  Securities Act (17 CFR 230.425)

         [  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange
                  Act (17 CFR 240.14a-12)

         [  ]     Pre-commencement communications pursuant to Rule 14d-2(b)
                  under the Exchange Act (17 CFR 240.14d-2(b))

         [  ]     Pre-commencement communications pursuant to Rule 13e-4(c)
                  under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(b).     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                  ---------------------------------------------------------
                  DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
                  --------------------------------------------

     On February 1, 2005, Philip W. Hummer, one of the directors of Wintrust Financial Corporation (the "Company") notified the Company's Board of Directors that he is retiring from the Board of Directors effective February 1, 2005.

ITEM 5.02(d).     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                  ---------------------------------------------------------
                  DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.
                  --------------------------------------------

     On February 1, 2005, the Company announced that it appointed Joseph Damico as a director of the Company. Mr. Damico fills the vacancy on the Company's Board of Directors which results from the retirement of Philip Hummer.

     Mr. Damico will serve on the Risk Management Committee of the Board of Directors. There are no arrangements or understandings between Mr. Damico and any other persons pursuant to which Mr. Damico was selected as a director. There are no related party transactions between the Company and Mr. Damico.

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

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WINTRUST FINANCIAL CORPORATION
                                       (Registrant)

                                       By:  /s/ David A. Dykstra
                                            ------------------------------------
                                            David A. Dykstra
                                            Senior Executive Vice President and
                                              Chief Operating Officer

Date: February 3, 2005

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